EXHIBIT A

[FORM OF CLASS A CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[FOR NOTIONAL AMOUNT CERTIFICATES] [THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

Certificate No.

:

Cut-off Date

:

October 1, 2005

First Distribution Date

:

November 25, 2005

Initial Certificate Balance
of this Certificate
(“Denomination”)

:

Initial Certificate Balances
of all Certificates
of this Class

:

[For Notional Amount Certificates]

[Initial Notional Amount
of this Certificate
(“Denomination”)

:

Initial Class Notional Amount
of all Certificates
of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

[Omit for Notional Amount Certificates] [Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.]  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”),  GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”),  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  October ___, 2005.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By ___________________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT B

[FORM OF CLASS B CERTIFICATE]

[ONLY FOR OFFERED CERTIFICATES] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[ONLY FOR PRIVATE CERTIFICATES]  [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR OTHER RETIREMENT ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

October 1, 2005

First Distribution Date

:

November 25, 2005

Initial Certificate Balance
of this Certificate
(“Denomination”)

:

Initial Certificate Balances
of all Certificates
of this Class

:

CUSIP

:

Interest Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”),  GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA Restricted Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Special Servicer, the Master Servicer, the Servicer or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

[ONLY FOR PRIVATE CERTIFICATES] [No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit K and either (A) Exhibit L-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit L-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee and the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: October __, 2005

WELLS FARGO BANK, N.A.,
as Trust Administrator

By  ___________________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT C

[FORM OF CLASS AR/CLASS AR-L CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT, OR (B) IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT,” AS THAT TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR PTCE 95-60, AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

October 1, 2005

First Distribution Date

:

November 25, 2005

Initial Certificate Balance
of this Certificate
(“Denomination”)

:

$50.00

Initial Certificate Balances
of all Certificates
of this Class

:

$50.00

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10
Class [______]

evidencing a percentage interest in the distributions allocable to the Class [AR][AR-L] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [CREDIT SUISSE FIRST BOSTON LLC] [WACHOVIA BANK, N.A.], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class [AR][AR-L] Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota.

No transfer of a Class [AR][AR-L] Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement, which representation letter shall not be an expense of the Trustee or the Trust Fund or (ii) if the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing this certificate with funds contained in an “insurance company general account,” as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, or PTCE 95-60, and that the purchase and holding of this certificate are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Class [AR][AR-L] Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or other retirement arrangement or any person acting using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Class [AR][AR-L] Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  Notwithstanding anything else to the contrary herein, any purported transfer of a Class [AR][AR-L] Certificate to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Holder of this Class [AR][AR-L] Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class [AR][AR-L] Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class [AR][AR-L] Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class [AR][AR-L] Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class [AR][AR-L] Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class [AR][AR-L] Certificate must agree not to transfer an Ownership Interest in this Class [AR][AR-L] Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class [AR][AR-L] Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: October __, 2005

WELLS FARGO BANK, N.A.,
as Trust Administrator

By ___________________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT D

[FORM OF CLASS X CERTIFICATES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

Cut-off Date

:

October 1, 2005

First Distribution Date

:

November 25, 2005

Initial Notional Amount of this

Certificate (“Denomination”)

:

Initial Class Notional Amount of

all Certificates of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: October __, 2005.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By ___________________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT E

[FORM OF CLASS P CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS NOT ENTITLED TO ANY PAYMENTS OF INTEREST.

Certificate No.

:

Cut-off Date

:

October 1, 2005

First Distribution Date

:

November 25, 2005

Initial Certificate Balance
of this Certificate
(“Denomination”)

:

Initial Certificate Balances
of all Certificates
of this Class

:

Percentage Interest

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10
Class [_________]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  October __, 2005.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By ___________________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT F

[Reserved]

EXHIBIT G

[Reserved]

EXHIBIT H

REVERSE OF CERTIFICATES

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10
Class [________]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date and each Class of Certificates is the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I, Group II, Group VII, Group XI and Group XII Mortgage Loans is less than 10% of the aggregate Stated Principal Balance of the Group I, Group II, Group VII, Group XI and Group XII Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to purchase, in whole, from the Trust Fund all remaining Group I, Group II, Group VII, Group XI and Group XII Mortgage Loans and all property acquired in respect of such Group I, Group II, Group VII, Group XI and Group XII Mortgage Loans at a purchase price determined as provided in the Agreement.  If the Terminating Entity does not exercise such purchase options, on any Distribution Date on which the aggregate Stated Principal Balance of the Group I, Group II, Group VII, Group XI and Group XII Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I, Group II, Group VII, Group XI and Group XII Mortgage Loans as of the Cut-off Date, the Trust Administrator will solicit bids for the Group I, Group II, Group VII, Group XI and Group XII Mortgage Loans and all property acquired in respect of such Group I, Group II, Group VII, Group XI and Group XII Mortgage Loans in an auction procedure as provided in the Agreement.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group III, Group IV, Group V, Group VIII, Group IX and Group X Mortgage Loans is less than 10% of the aggregate Stated Principal Balance of the Group III, Group IV, Group V, Group VIII, Group IX and Group X Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to purchase, in whole, from the Trust Fund all remaining Group III, Group IV, Group V, Group VIII, Group IX and Group X Mortgage Loans and all property acquired in respect of such Group III, Group IV, Group V, Group VIII, Group IX and Group X Mortgage Loans at a purchase price determined as provided in the Agreement.  If the Terminating Entity does not exercise such purchase options, on any Distribution Date on which the aggregate Stated Principal Balance of the Group III, Group IV, Group V, Group VIII, Group IX and Group X Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group III, Group IV, Group V, Group VIII, Group IX and Group X Mortgage Loans as of the Cut-off Date, the Trust Administrator will solicit bids for the Group III, Group IV, Group V, Group VIII, Group IX and Group X Mortgage Loans and all property acquired in respect of such Group III, Group IV, Group V, Group VIII, Group IX and Group X Mortgage Loans in an auction procedure as provided in the Agreement.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group VI Mortgage Loans is less than 10% of the aggregate Stated Principal Balance of the Group VI Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to purchase, in whole, from the Trust Fund all remaining Group VI Mortgage Loans and all property acquired in respect of such Group VI Mortgage Loans at a purchase price determined as provided in the Agreement.  If the Terminating Entity does not exercise such purchase options, on any Distribution Date on which the aggregate Stated Principal Balance of the Group VI Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group VI Mortgage Loans as of the Cut-off Date, the Trust Administrator will solicit bids for the Group VI Mortgage Loans and all property acquired in respect of such Group VI Mortgage Loans in an auction procedure as provided in the Agreement.

In the event that one of such optional terminations or auction purchases does not occur, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

___________________________________Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

,

for the account of

,

account number ____________, or, if mailed by check, to

.

Applicable statements should be mailed to

.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT I

FORM OF SERVICER INFORMATION

The following information will be e-mailed to the Master Servicer by each Servicer, other than WMMSC, and to the Trust Administrator by the Master Servicer and WMMSC, in accordance with Section 4.05:

Servicer Loan Number
Trust Loan Number (if applicable)
Scheduled Net Interest
Scheduled Principal
Curtailment Applied
Curtailment Adjustment
Mortgage Rate
Servicing Fee Rate
P&I Payment
Beginning Scheduled Balance
Ending Scheduled Balance
Ending Actual Principal Balance
Due Date
Prepayment in full Principal
Prepayment in full Net Interest
Prepayment in full Penalty
Delinquencies:

1-30
31-60
61-90
91 +

Foreclosures
REO Properties
Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation, Debt Reduction)

Kristen Knight
First Security Investor Reporting
150 South Wacker Drive
Chicago, IL  60606-4102
Phone No. 312-425-3281
Fax No.       312-425-4281
kknight@fsir.com

WELLS FARGO BANK, N.A.

Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report.  The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.

The actual Unpaid Principal Balance of the Mortgage Loan.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.

Complete as necessary.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

8.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.

The total of lines 1 through 9.

Credits

11-17.

Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.

The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.

The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show the amount in parenthesis (   ).

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________

Prepared by:  __________________

Date:  _______________

Phone:  ______________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A.

Loan No._____________________________

Borrower’s Name:________________________________________________________

Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:

Actual Unpaid Principal Balance of Mortgage Loan

$ _______________(1)

Interest accrued at Net Rate

 ________________(2)

Attorney’s Fees

 ________________(3)

Taxes

 ________________(4)

Property Maintenance

 ________________(5)

MI/Hazard Insurance Premiums

 ________________(6)

Hazard Loss Expenses

 ________________(7)

Accrued Servicing Fees

 ________________(8)

Other (itemize)

 ________________(9)

_________________________________________

$ _________________

_________________________________________

 __________________

_________________________________________

 __________________

_________________________________________

 __________________

Total Expenses

$ ______________(10)

Credits:

Escrow Balance

$ ______________(11)

HIP Refund

________________(12)

Rental Receipts

________________(13)

Hazard Loss Proceeds

________________(14)

Primary Mortgage Insurance Proceeds

________________(15)

Proceeds from Sale of Acquired Property

________________(16)

Other (itemize)

________________(17)

_________________________________________

___________________

_________________________________________

___________________

Total Credits

$________________(18)

Total Realized Loss (or Amount of Gain)

$________________(19)

EXHIBIT J

FORM OF INITIAL CERTIFICATION OF TRUSTEE

[_________________, 200_]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to [__________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above.  The Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans.

Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: ___________________________________

Authorized Representative

EXHIBIT K

FORM OF FINAL CERTIFICATION OF TRUSTEE

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to [___________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01(b) of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein.  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: ___________________________________

Authorized Representative

EXHIBIT L

FORM OF REQUEST FOR RELEASE

[date]

To:  U.S. Bank National Association

In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2005 (the “Pooling and Servicing Agreement”), among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”),  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

____	1.

Mortgage Loan paid in full.

(The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	2.	Mortgage Loan purchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)
____	3.	The Mortgage Loan is being foreclosed.
____	4.	Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or purchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[NAME OF SERVICER]

By: ___________________________________

Name:
Title:

EXHIBIT M

FORM OF TRANSFEROR CERTIFICATE
[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

Re:

[__________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

__________________________________

Print Name of Transferor

By: _______________________________

Authorized Officer

EXHIBIT N-1

FORM OF INVESTMENT LETTER
[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

Re:

[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or other retirement arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA Restricted Certificates by, on behalf of or with “plan assets” of such plan or other retirement arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of ERISA Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

________________________

Print Name of Transferee

By:

Authorized Officer

EXHIBIT N-2

FORM OF RULE 144A LETTER
[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

Re:

[__________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended,  or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or other retirement arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA Restricted Certificates by, on behalf of or with “plan assets” of such plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of an ERISA Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

_______________________________

Print Name of Transferee

By: ____________________________

Authorized Officer

EXHIBIT O

FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF

)

: ss.:

COUNTY OF

)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.

That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the “Owner”) of the Class AR Certificates (the “Class AR Certificates”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of             ] [the United States], on behalf of which he makes this affidavit and agreement.

2.

That the Owner (i) is not and will not be a “disqualified organization” as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class AR Certificates, and (iii) is acquiring the Class AR Certificates for its own account.  A “Permitted Transferee” is any person other than a “disqualified organization”.  (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.

That the Owner is aware (i) of the tax that would be imposed on transfers of Class AR Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class AR Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

4.

That the Owner is aware of the tax imposed on a “pass-through entity” holding Class AR Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity.  (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.

That the Owner is aware that the Trustee will not register the Transfer of any Class AR Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.

That the Owner has reviewed the restrictions set forth on the face of the Class AR Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class AR Certificates were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.

That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class AR Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

8.

That the Owner’s Taxpayer Identification Number is ________________.

9.

That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

10.

That no purpose of the Owner relating to the purchase of the Class AR Certificate by the Owner is or will be to impede the assessment or collection of tax.

11.

That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

12.

That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

13.

That no purpose of the Owner relating to any sale of the Class AR Certificate by the Owner will be to impede the assessment or collection of tax.

14.

The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

15.

That the Owner

(a) is not an employee benefit plan or other retirement arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person purchasing any Certificate with the assets of any such plan or other retirement arrangement;

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

(c) provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of an ERISA Restricted Certificate by, on behalf of or with the assets of such plan will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement.

16.

The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

[NAME OF OWNER]

By:

___________________________________

[Name of Officer]

[Title of Officer]

[Corporate Seal]

ATTEST:

___________________________________

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

___________________________________

NOTARY PUBLIC

COUNTY OF

_______________________

STATE OF

_______________________

My Commission expires the _____day of __________________, 20____.

EXHIBIT P

FORM OF TRANSFER CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

[_____________________]
[_____________________]
[_____________________]

Re:

[_________________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-___, Class AR (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by _________________ (the “Seller”) to ____________________________________ (the “Purchaser”) of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of September 1, 2005, The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”),  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.

No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

2.

The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit M.  The Seller does not know or believe that any representation contained therein is false.

3.

The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4.

The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

5.

The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6.

The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

Very truly yours,

[SELLER]

By:

_____________________________

Name:

Title:

EXHIBIT Q-1

FORM OF SPS MORTGAGE LOANS REPORT

DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER
(in Excel format)

ALL SPS MORTGAGE LOANS

FIELD FORMAT	FIELD
Name*	Text
Lien Position *	Text/Number
FICO Score*	Number
Original Occupancy*	Text
Documentation*	Text
Purpose*	Text
Original Loan Amount*	Number
Original Appraisal Value*	Number
Original LTV*	Number
Original P&I*	Number
Original Interest Rate*	Number
First Payment Date*	MM/DD/YY
Origination Date*	MM/DD/YY
Originator*	Text
Loan Term*	Number
Product Type (adjustable rate or fixed rate)*	Text
Property Type*	Text
Street Address*	Text
City*	Text
Zip Code*	Text
State*	Text
MI Certificate Number*	Number
Prepayment Flag	Text
Prepayment Expiration Date	MM/DD/YY
Loan Number	Text
Deal Identifier by Loan	Text
Current Loan Amount	Number
Current LTV	Number
Current Interest Rate	Number
Last Interest Payment Date	MM/DD/YY
Current P&I Payment Amount	Number
Paid Off Code	Text
Scheduled Balance	Number
Calculation of Retained Yield by Loan Number (if applicable to the transaction)	Number
Reporting of Delinquency Status on Defaulted Mortgage Loans	Text
Current Market Value	Number
Date of Market Value	MM/DD/YY
As-is Value	Number
Repaired Value	Number
Type of Valuation	Text
Foreclosure Flag	Text
Bankruptcy Flag	Text
Date NOD sent to MI company	MM/DD/YY
Foreclosure Start Date (Referral Date)	MM/DD/YY
Scheduled Foreclosure Sale Date	MM/DD/YY
Foreclosure Actual Sale Date	MM/DD/YY
Actual Notice of Intent Date	MM/DD/YY
Actual First Legal Date	MM/DD/YY
Bankruptcy Chapter	Number
Actual Bankruptcy Start Date	MM/DD/YY
Actual Payment Plan Start and End Dates	MM/DD/YY
List Date	MM/DD/YY
List Price	Number
Vacancy/Occupancy Status	Text
Actual Eviction Start Date	MM/DD/YY
Actual Eviction Completion Date	MM/DD/YY
Actual REO Start Date	MM/DD/YY
Sales Price	Number
Actual Closing Date	MM/DD/YY
Net Sales Proceeds	Number
Mortgage Insurance Claim Filing Date	MM/DD/YY
Mortgage Insurance Proceeds Received	Number
Date Mortgage Insurance Proceeds Received	MM/DD/YY
Collection History

EXHIBIT Q-2

SPS’ BACK-UP SERVICER DATA

Data must be submitted to ____________ in an Excel spreadsheet format with fixed field names and data type.  The Excel spreadsheet should be used as a template consistently every month when submitting data.

Name

Type

Max Character Size

Servicer Loan #

Number

10

Investor Loan #

Number

10

Servicer Investor #(deal identifier by loan)

Text

3

Borrower Name

Text

20

Property Address

Text

30

Property State

Text

2

Property Zip

Text

5

Lien Position

Varchar

6

Due Date

Date/Time

8

Loan Type

Text

8

BK Filed Date

Date/Time

8

BK Chapter

Text

6

BK Case Number

Text

30 Maximum

Post Petition Due

Date/Time

8

Motion for Relief

Date/Time

8

Lift of Stay

Date/Time

8

BK Discharge/Dismissal Date

Date/Time

8

Loss Mit Approval Date

Date/Time

8

Loss Mit Type

Text

5

FC Approval Date/ File Referred

to Attorney/1st Legal Date

Date/Time

8

Scheduled Sale Date

Date/Time

8

Actual Sale Date

Date/Time

8

F/C Sale Amount

Currency

8

F/C Sales Results

Varchar

6

Eviction Start Date

Date/Time

8

Eviction Completed Date

Date/Time

8

List Price

Currency

8

List Date

Date/Time

8

Accepted Offer Price

Currency

8

Accepted Offer Date

Date/Time

8

Estimated REO Closing Date

Date/Time

8

Actual REO Sale Date

Date/Time

8

Occupant Code

Text

10

Property Condition Code

Text

2

Property Inspection Date

Date/Time

8

Property Value Date

Date/Time

8

Current Property Value

Currency

8

Repaired Property Value

Currency

8

FNMA Delinquent Status Code

Text

2

FNMA Delinquent Reason Code

Text

3

MI Claim Filed Date

Date/Time

8

MI Claim Filed Amount

Currency

8

MI Claim Paid Date

Date/Time

8

MI Claim Paid Amount

Currency

8

Pool Claim Filed Date

Date/Time

8

Pool Claim Filed Amount

Currency

8

Pool Claim Paid Date

Date/Time

8

Pool Claim Paid Amount

Currency

8

The Loss Mit Type field should show the approved Loss Mitigation arrangement.  The following are acceptable:

·

ASUM-Approved Assumption

·

BAP-Borrower Assistance Program

·

CO-Charge Off

·

DIL-Deed-in-Lieu

·

FFA-Formal Forbearance Agreement

·

MOD-Loan Modification

·

PRE-Pre-Sale

·

SS-Short Sale

·

MISC-Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property.  The acceptable codes are:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property.  The acceptable codes are:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency.   The following FNMA Delinquency Reason Codes to be used are below.

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default.  The following FNMA Delinquency Status Codes to be used are below.

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT R

SPS’ REPORT FOR LIQUIDATED LOANS

Date:____________

Base Liquidation Report

Type of Liquidation:	Investor Loan Number:
Loan Number:	Liq Report Log No:
Lien Position:	Report Date:
REMIC #	Ending Interest Rate:
Original Amount of Loan:	Fixed or Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:
Borrower’s Name:
Property Address:

MSP Bank/Category:
Note Date:
Date of REO:
Disposition Date:

	Amount	Date of Valuation	Type of Valuation

Market Value AS IS:
Repaired:
Supplemental Value AS IS:
Repaired:
REO BPO VALUE:
List Price:
Sales Price:

Proceeds	Expenses

List Price:	Servicing Advances:
Sales Price:	Payee 70R01 Acquisition:
Broker’s Commission:	Payee 75R60 REO:
Bonus Commission:	Payee 75R49 Foreclosure:
Lien Purchase/Paid Off:	Payee 75R36 Escrow:
Seller Closing Costs:	Payee 75R52 Bankruptcy:
Repair Costs:	Discrepancy Amount:
Seller Concessions:	Servicing Advance Total:
Other Closing Costs:	Advances Applied After Liquidation:
Net Proceeds:	Prior Additional Advances:
Escrow Balance:	Escrow Advance:
Suspense Balance:	Interest On Advances:
Restricted Escrow:	Other Advances:
Rental Income Received:	Servicing Advance Holdbacks:
Insurance Settlement Received:	Property Inspection:
Other:	BPO:
Total Liquidation Proceeds:	Forced Place Insurance:
Total Liquidation Expenses:	Utilities:
Net Liquidation Proceeds:	REO Repair Costs:
Loan Principal Balance:	Foreclosure Fees:
Realized Gain/Loss Amount:	Bankruptcy:
Additional Proceeds Applied:	Eviction Costs:
Prior Additional Proceeds:	Transfer Tax:
Loss Severity:	Reconveyance Fees:
Notes: mam	Other Holdbacks:
Demand Fee:
Total Holdbacks:
Other Fees (Including Fee Code B):
UPB Accrued Interest to COE:
Advanced Delinquent Interest:
Stopped Delinquent Interest:
Deferred Interest:
Additional Interest:

Total Liquidation Expenses:

Mgr. Approval _________________________________	Corp. Approval ____________________________________

EXHIBIT S
FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)

with respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Initial Class Principal Balance of such Class as of the Cut-off Date;

(b)

the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such Class;

(f)

the Realized Loss allocable to such Class;

(g)

the Class Unpaid Interest Amount allocable to such Class;

(h)

the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(k)

any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)

with respect to each Class of Certificates which are Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Notional Amount of such Class as of the Cut-off Date;

(b)

the Notional Amount of such Class before giving effect to the distribution of interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such Class;

(f)

the Realized Loss allocable to such Class;

(g)

the Class Unpaid Interest Amount allocable to such Class;

(h)

the Notional Amount of such Class after giving effect to the distribution of interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount Certificates and the related Distribution Date,

(a)

the CUSIP number assigned to such Class;

(b)

the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

(a)

the CUSIP number assigned to such Class;

(b)

the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)

with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)

the Scheduled Payment of principal for such Loan Group;

(b)

the amount of Principal Prepayments allocable to such Loan Group;

(c)

the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

(d)

the Substitution Adjustment Amount allocable to such Loan Group;

(e)

the amount of Net Liquidation Proceeds allocable to such Loan Group;

(f)

the amount of Insurance Proceeds allocable to such Loan Group;

(g)

the amount of any other distributions allocable to principal for such Loan Group;

(h)

the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(i)

the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(j)

the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(k)

the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(l)

the Master Servicing Fee, by Loan Group;

(m)

the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

(n)

the Trust Administrator Fee, if any, applicable to such Loan Group;

(o)

the amount of current Advances allocable to such Loan Group;

(p)

the amount of outstanding Advances allocable to such Loan Group;

(q)

the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

(r)

the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

(s)

the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

(t)

the Rolling Three Month Delinquency Rate or Rolling Six Month Delinquency Rate for such Loan Group;

(u)

the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

(v)

current Realized Losses allocable to such Loan Group;

(w)

cumulative Realized Losses allocable to such Loan Group;

(x)

the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

(y)

the number and principal amount of claims submitted under the Mortgage Guaranty Insurance Policy, as applicable;

(z)

the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI Policy, as applicable;

(aa)

the number of Mortgage Loans in such Loan Group that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(bb)

the aggregate principal balance of Mortgage Loans in such Loan Group that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(cc)

the aggregate amount of Prepayment Penalties collected for such Loan Group during the related Collection Period, as applicable;

(dd)

current Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ee)

cumulative Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ff)

current Recoveries allocable to such Loan Group;

(gg)

cumulative Recoveries allocable to such Loan Group;

(hh)

current aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group; and

(ii)

cumulative aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(vi)

with respect to each Rounding Account for the applicable Class of Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the related Rounding Account balance immediately before the related Distribution Date;

(b)

additions to the related Rounding Account immediately before the related Distribution Date;

(c)

withdrawals from the related Rounding Account immediately after the related Distribution Date;

(d)

the related Rounding Account balance immediately after the related Distribution Date;

(vii)

with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Targeted Overcollateralization Amount for such Group;

(b)

the Overcollateralization Amount for such Group;

(c)

the Overcollateralization Deficiency for such Group;

(d)

the Overcollateralization Release Amount for such Group;

(e)

the Monthly Excess Interest for such Group;

(f)

the amount of any payment to the [Class X__] Certificates related to such Group.

(g)

if applicable, the Excess Interest Amount from an unrelated Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates;

(viii)

with respect to all of the Mortgage Loans, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)

for each Servicer that is servicing any of such Mortgage Loans, the aggregate Stated Principal Balance of Mortgage Loans being serviced by such Servicer as of such Distribution Date.

EXHIBIT T

FORM OF DEPOSITOR CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Certificates, Series 2005-10

I, __________________________, certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of CSFB Mortgage-Backed Trust Series 2005-10 (the “Trust”);

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution information required to be prepared by the Trust Administrator based upon the servicing information required to be provided by each Servicer and the Master Servicer under the Pooling and Servicing Agreement is included in these reports;

4.

Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Trust Administrator in accordance with the terms of the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, each Servicer and the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

5.

The reports disclose all significant deficiencies relating to each Servicer’s and the Master Servicer’s compliance with the minimum servicing standards based, in each case, upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [each Servicer, the Master Servicer, the Trustee or Trust administrator].

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated September 1, 2005 (the “Pooling and Servicing Agreement”), The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”),  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).

______________________________

[Name]

[Title]

[Date]

EXHIBIT U

FORM OF TRUST ADMINISTRATOR CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Certificates, Series 2005-10

Wells Fargo Bank, N.A. (the “Trust Administrator”) hereby certifies to Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and each Person, if any, who “controls” the Depositor within the meaning of the Securities Act of 1933, as amended, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

The Trust Administrator has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

2.

Based on the Trust Administrator’s knowledge, and assuming the accuracy and completeness of the information supplied to the Trust Administrator by the Master Servicer and each Servicer, the distribution information in the distribution reports contained in all reports on Form 8-K included in the year covered by the annual report on Form 10-K for the fiscal year [___], prepared by the Trust Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3.

Based on the Trust Administrator’s knowledge, the distribution information required to be provided by the Trust Administrator under the Pooling and Servicing Agreement is included in these reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated September 1, 2005 (the “Pooling and Servicing Agreement”), The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”),  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).

Wells Fargo Bank Bank, N.A.,

as Trust Administrator

By:___________________________

[Name]

[Title]

[Date]

EXHIBIT V-1

FORM OF MASTER SERVICER CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Certificates, Series 2005-10

Wells Fargo Bank, N.A. (the “Master Servicer”), certifies pursuant to Section 10.13(d)(i) of the Pooling and Servicing Agreement to the Depositor, the Trust Administrator and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all master servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Master Servicer to the Trust Administrator during the Relevant Year.  Based on the Master Servicer’s knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.

The Relevant Information has been provided to those Persons entitled to receive it.

3.

Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement, if any, provided pursuant to Section 3.17 of the Pooling and Servicing Agreement, to the best of the Master Servicer’s knowledge, the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated September 1, 2005 (the “Pooling and Servicing Agreement”), The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).

WELLS FARGO BANK, N.A.,

as Master Servicer

By:___________________________

[Name]

[Title]

[Date]

EXHIBIT V-2

FORM OF SERVICER CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Certificates, Series 2005-10

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Servicer”), certify pursuant to Section 10.13(d)(ii) of the Pooling and Servicing Agreement to the Depositor, the Trust Administrator, the Master Servicer and each Person, if any, who “controls” the Depositor, the Trust Administrator or the Master Servicer within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Servicer to the Trust Administrator or Master Servicer during the Relevant Year.  Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.

The Relevant Information has been provided to those Persons entitled to receive it.

3.

I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement during the Relevant Year. Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 3.17 of the Pooling and Servicing Agreement, to the best of my knowledge, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of September 1, 2005 (the “Pooling and Servicing Agreement”), The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).

[______________________],

as Servicer

By:___________________________

Name:

Title:

Date:

EXHIBIT W

FORM OF INDEPENDENT ACCOUNTANTS’ REPORT

We have examined management’s assertion, included in the accompanying Management's Assertion Concerning Compliance with Wells Fargo Bank, N.A.’s (“Wells Fargo”) Minimum Master Servicing Standards, that Wells Fargo has complied with the minimum master servicing standards in their role as Master Servicer as of and for the year ended December 31, 20[___].  Such assertions were examined relating to those series of certificates included in the attached Exhibit 1.  Management is responsible for Wells Fargo’s compliance with those minimum master servicing standards.  Our responsibility is to express an opinion on management’s assertion about Wells Fargo’s compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about Wells Fargo’s compliance with their minimum master servicing standards and performing such other procedures as we considered necessary in the circumstances.  Series of certificates subject to such procedures were selected using sampling methods, and, accordingly, we make no representations that our examination procedures were performed on a specific series of certificates as listed in the attached Exhibit I.  We believe that our examination provides a reasonable basis for our opinion.  Our examination does not provide a legal determination on Wells Fargo’s compliance with their minimum master servicing standards.

In our opinion, management’s assertion that Wells Fargo complied with the aforementioned minimum master servicing standards as of and for the year ended December 31, 20[___], is fairly stated, in all material respects.

Report Date, 20[_____]

Wells Fargo Bank, N.A.

Exhibit I

Pool Number

Series Name

1000

CSFB 20[__]-[__]

1001

CSFB 20[__]-[__]

Management's Assertion Concerning Compliance with

Wells Fargo’s Minimum Master Servicing Standards

Report Date, 20[____]

[Deloitte & Touche LLP]

For the year ended December 31, 20[____], Wells Fargo Bank, N.A. (“Wells Fargo”) has complied in all material respects with our minimum master servicing standards set forth below for those loans serviced for others under servicing arrangements.  Direct servicing functions are performed by various servicers.

Our minimum standards are:

I.   RECONCILIATIONS

A.   Reconciliations shall be prepared on a monthly basis for all Certificate Accounts. These reconciliations shall:

     1)   Be mathematically accurate.

2)   Be prepared within forty-five (45) calendar days after each Certificate Account’s statement cutoff date

3)   Be reviewed and approved by someone other than the person who prepared the reconciliation, and document explanations for reconciling items.

B.   Reconciling items shall be resolved within one-hundred eighty (180) calendar days of their original identification.

C.   Each certificate account shall be maintained as prescribed by applicable pooling and servicing agreements.

II.  SERVICER REMITTANCES

A.   Remittances for mortgage payments and payoffs received from servicers shall be deposited into the applicable certificate account within one business day of receipt.

B.   Remittances from servicers shall be reconciled to applicable loan records maintained by Wells Fargo during the appropriate accounting cycle.

C.   Reconciliations shall be performed monthly for each servicer remittance.  These reconciliations shall:

     1)   Be mathematically accurate.

     2)   Be prepared within thirty (30) calendar days after the cutoff date.

III. DISBURSEMENTS

A.   Disbursements to trustees, paying agents, and investors shall be made in accordance with the applicable pooling and servicing agreements and/or the prospectus indicating how cash flows are to be allocated.

B.   Disbursements from the certificate accounts for amounts remitted to trustees, paying agents and investors, per our monthly reports to those entities, shall agree with the bank statements for the clearing accounts.

C.   Only permitted withdrawals, per the applicable pooling and servicing agreements, shall be   made from the certificate accounts.

D.   Disbursements to trustees, paying agents and investors from certificate accounts, made via wire transfer, shall be made only by authorized personnel.

IV.  INVESTOR ACCOUNTING AND REPORTING

A.   Statements to the trustees, paying agents and investors shall be provided with each monthly distribution, in accordance with applicable pooling and servicing agreements, detailing the applicable distribution activity and effect on the unpaid principal balance of the mortgage loans.

V.   MORTGAGOR LOAN ACCOUNTING

A.   Loan records maintained by Wells Fargo shall agree with, or reconcile to, the mortgage loan records maintained by the servicer with respect to unpaid principal balance on a monthly basis.

VI.  DELIQUENCIES

A.   Reports from servicers identifying delinquent loans shall be received and reviewed monthly.  The number and aggregate principal balances of delinquent mortgage loans contained in these reports shall be included in our monthly statements to the trustees, paying agents and investors

VII. INSURANCE POLICIES

As of and for this same period, a fidelity bond in the amount of $[__________________] and a mortgage impairment/mortgagees errors and omissions and professional liability insurance policy in the amount of $[__________________], was in effect.

[Signature of Wells Fargo officer]

Name: [Name of Wells Fargo officer]
Title: [Title of Wells Fargo officer]

EXHIBIT X

[Reserved]

EXHIBIT Y

FORM OF YIELD MAINTENANCE AGREEMENT

SCHEDULE I

Mortgage Loan Schedule

(On File With Trustee)

SCHEDULE IIA

Representations and Warranties of Seller – DLJ Mortgage Capital, Inc.

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

DLJMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(ii)

DLJMC has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on DLJMC’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

the execution, delivery and performance by DLJMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)

this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Master Servicer, the Servicers and the Depositor, constitutes a valid and binding obligation of DLJMC enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(vi)

to the knowledge of DLJMC, there are no actions, litigation, suits or proceedings pending or threatened against DLJMC before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if determined adversely to DLJMC would reasonably be expected to materially and adversely affect DLJMC’s ability to perform its obligations under this Agreement; and DLJMC is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SCHEDULE IIB

Representations and Warranties of Master Servicer – Wells Fargo Bank, N.A.

Wells Fargo, in its capacity as the Master Servicer, hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Trust Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)

There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIC

Representations and Warranties of Servicer –
Washington Mutual Mortgage Securities Corp.

WMMSC, in its capacities as Servicer, hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

WMMSC is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

WMMSC has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of WMMSC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of WMMSC or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which WMMSC is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to WMMSC of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMMSC.

(iv)

There is no action, suit, proceeding or investigation pending, or to WMMSC’s knowledge threatened, against WMMSC before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by WMMSC of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by WMMSC of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IID

Representations and Warranties of Seller and Servicer– GreenPoint Mortgage Funding, Inc.

GreenPoint, in its capacities as Seller and Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

GreenPoint is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

GreenPoint has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of GreenPoint enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of GreenPoint or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which GreenPoint is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to GreenPoint of any court, regulatory body, administrative agency or governmental body having jurisdiction over GreenPoint.

(iv)

There is no action, suit, proceeding or investigation pending, or to GreenPoint’s knowledge threatened, against GreenPoint before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by GreenPoint of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by GreenPoint of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIE

Representations and Warranties of Servicer and Special Servicer– Select Portfolio Servicing, Inc.

SPS, in its capacities as Servicer and Special Servicer, hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

SPS is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

SPS has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of SPS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of SPS or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which SPS is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to SPS of any court, regulatory body, administrative agency or governmental body having jurisdiction over SPS.

(iv)

There is no action, suit, proceeding or investigation pending, or to SPS’s knowledge threatened, against SPS before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by SPS of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIF

Representations and Warranties of Servicer – Wells Fargo Bank, N.A.

Wells Fargo, in its capacity as a Servicer, hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by liquidation, conservatorship and similar laws administered by the FDIC affecting the contractual obligations of insured banks.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)

There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIIA

Representations and Warranties of DLJMC – DLJMC Mortgage Loans

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Trustee, the Servicers and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the DLJMC Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Unless otherwise specified, each reference to a “Mortgage Loan” in this Schedule IIIA shall mean a DLJMC Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a DLJMC Mortgage Loan.

(i)

The information set forth in Schedule I, with respect to the DLJMC Mortgage Loans, is complete, true and correct in all material respects;

(ii)

[Reserved];

(iii)

All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days; there are no material defaults under the terms of the Mortgage Loan;

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan;

(ix)

The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)

The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note.  Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xii)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

(xvi)

Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvii)

With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over DLJMC’s security interest in such Cooperative Shares;

(xviii)

The Mortgage Loan complies with all the terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan.

(xix)

The Seller has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

(xx)

The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxi)

With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxi)

With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(xxii)

The Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A);

(xxiii)

With respect to each Mortgage Loan sold by any Seller, to the knowledge of DLJMC, (i) no proceeds from any such Mortgage Loan were used to finance single-premium credit insurance policies, (ii) the related Servicer of each such Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis; and (iii) no such Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years;

(xxiv)

With respect to each Mortgage Loan sold by any Seller that was originated on or after October 1, 2002 and before March 7, 2003, no such Mortgage Loan is secured by a Mortgaged Property located in the State of Georgia and no Mortgage Loan sold by any Seller secured by Mortgaged Property located in the State of Georgia that was originated on or after March 7, 2003 is a “high cost home loan” as defined in the Georgia Fair Lending Act (HB 1361), as amended;

(xxv)

[Reserved];

(xxvi)

 None of the Mortgage Loans sold by any Seller are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high-cost,” “high-risk home,” or “predatory” loan under any other applicable state, federal or local law;

(xxvii)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Penalty complied with applicable federal, state and local law, subject to federal preemption where applicable;

(xxviii)

Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance;

(xxix)

No Mortgage Loan sold by any Seller is a “High Cost Loan” or “Covered Loan”, as applicable, as such terms are defined in the Standard & Poor’s LEVELS® Glossary, Appendix E, in effect as of the Closing Date; and

(xxx)

With respect to any Mortgage Loan sold by any Seller originated on or after August 1, 2004, either (a) the related Mortgage and the related Mortgage Note does not contain a mandatory arbitration clause (that is, a clause that requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan) or (b) the related Mortgage and the related Mortgage Note contained a mandatory arbitration clause as of the related origination date and such clause has or will be waived by the originator or an entity designated by the Seller in writing no later than sixty (60) days after the related Closing Date which notice included or will include the following language: “WE ARE HEREBY NOTIFYING YOU THAT THE MANDATORY ARBITRATION CLAUSE OF YOUR LOAN, REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO YOUR MORTGAGE LOAN, IS IMMEDIATELY NULL AND VOID.  YOU ARE FREE TO CHOOSE TO EXERCISE ANY OF YOUR RIGHTS OR ENFORCE ANY REMEDIES UNDER YOUR MORTGAGE LOAN THROUGH THE COURT SYSTEM.”  A copy of the written notice referred to in the immediately preceding sentence, if applicable, shall be retained in the related Mortgage File.

SCHEDULE IIIB

Representations and Warranties of GreenPoint – GreenPoint Mortgage Loans

GreenPoint, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the GreenPoint Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Unless otherwise specified, each reference to a “Mortgage Loan” in this Schedule IIIB shall mean a GreenPoint Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a GreenPoint Mortgage Loan.

(i)

The information set forth in Schedule I, with respect to the GreenPoint Mortgage Loans, is complete, true and correct in all material respects;

(ii)

[Reserved];

(iii)

All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days; there are no material defaults under the terms of the Mortgage Loan;

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Each Mortgage Loan at the time is was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan;

(ix)

The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)

The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note.  Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xii)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

(xvi)

Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvii)

With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over GreenPoint’s security interest in such Cooperative Shares;

(xviii)

The Mortgage Loan complies with all the terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan.

(xix)

The Seller has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

(xx)

The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxi)

The Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A);

(xxii)

With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxiii)

With respect to each GreenPoint Mortgage Loan, GreenPoint has furnished information regarding its borrower credit files to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and its implementing regulations applicable to GreenPoint;

(xxiv)

With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(xxv)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Penalty complied with applicable federal, state and local law, subject to federal preemption where applicable; and

(xxvi)

Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance.

SCHEDULE IV

AGGREGATE PAC SCHEDULE FOR CLASS V-A-6 CERTIFICATES

Date	Balance
Closing Date	$74,157,000.00
November 25, 2005	74,157,000.00
December 25, 2005	74,157,000.00
January 25, 2006	74,157,000.00
February 25, 2006	74,157,000.00
March 25, 2006	74,157,000.00
April 25, 2006	74,157,000.00
May 25, 2006	74,157,000.00
June 25, 2006	74,157,000.00
July 25, 2006	74,157,000.00
August 25, 2006	74,157,000.00
September 25, 2006	74,157,000.00
October 25, 2006	72,949,105.61
November 25, 2006	71,747,558.12
December 25, 2006	70,552,325.42
January 25, 2007	69,363,375.55
February 25, 2007	68,180,676.72
March 25, 2007	67,004,197.31
April 25, 2007	65,833,905.88
May 25, 2007	64,669,771.13
June 25, 2007	63,511,761.93
July 25, 2007	62,359,847.33
August 25, 2007	61,213,996.51
September 25, 2007	60,074,178.85
October 25, 2007	58,940,363.86
November 25, 2007	57,812,521.22
December 25, 2007	56,690,620.78
January 25, 2008	55,574,632.52
February 25, 2008	54,464,526.59
March 25, 2008	53,360,273.32
April 25, 2008	52,261,843.17
May 25, 2008	51,169,206.75
June 25, 2008	50,082,334.84
July 25, 2008	49,001,198.37
August 25, 2008	47,925,768.41
September 25, 2008	46,856,016.21
October 25, 2008	45,791,913.13
November 25, 2008	44,733,430.72
December 25, 2008	43,680,540.66
January 25, 2009	42,633,214.77
February 25, 2009	41,591,425.03
March 25, 2009	40,555,143.57
April 25, 2009	39,524,342.67
May 25, 2009	38,498,994.73
June 25, 2009	37,479,072.32
July 25, 2009	36,464,548.15
August 25, 2009	35,455,395.07
September 25, 2009	$34,451,586.07
October 25, 2009	33,453,094.28
November 25, 2009	32,459,892.98
December 25, 2009	31,471,955.59
January 25, 2010	30,489,255.66
February 25, 2010	29,511,766.89
March 25, 2010	28,539,463.11
April 25, 2010	27,572,318.30
May 25, 2010	26,610,306.56
June 25, 2010	25,653,402.14
July 25, 2010	24,701,579.42
August 25, 2010	23,754,812.91
September 25, 2010	22,813,077.27
October 25, 2010	21,876,347.28
November 25, 2010	21,002,755.89
December 25, 2010	20,134,015.39
January 25, 2011	19,270,100.97
February 25, 2011	18,410,987.98
March 25, 2011	17,556,651.87
April 25, 2011	16,707,068.24
May 25, 2011	15,862,212.80
June 25, 2011	15,022,061.41
July 25, 2011	14,186,590.04
August 25, 2011	13,355,774.79
September 25, 2011	12,529,591.89
October 25, 2011	11,708,017.69
November 25, 2011	10,910,082.80
December 25, 2011	10,125,355.64
January 25, 2012	9,358,581.54
February 25, 2012	8,609,398.46
March 25, 2012	7,877,451.29
April 25, 2012	7,162,391.80
May 25, 2012	6,463,878.44
June 25, 2012	5,781,576.26
July 25, 2012	5,115,156.75
August 25, 2012	4,464,297.74
September 25, 2012	3,828,683.28
October 25, 2012	3,208,003.52
November 25, 2012	2,710,346.40
December 25, 2012	2,224,875.49
January 25, 2013	1,751,329.45
February 25, 2013	1,289,452.19
March 25, 2013	838,992.77
April 25, 2013	399,705.33
May 25, 2013 and thereafter	0.00

 SCHEDULE V

TAC SCHEDULE FOR CLASS V-A-1 AND CLASS V-A-3 CERTIFICATES

Date	Balance
Closing Date	$96,210,000.00
November 25, 2005	95,008,557.82
December 25, 2005	93,672,591.67
January 25, 2006	92,203,541.85
February 25, 2006	90,603,103.19
March 25, 2006	88,873,223.08
April 25, 2006	87,016,098.60
May 25, 2006	85,034,172.92
June 25, 2006	82,930,130.84
July 25, 2006	80,706,893.54
August 25, 2006	78,375,429.33
September 25, 2006	76,069,401.81
October 25, 2006	74,996,430.29
November 25, 2006	73,942,001.36
December 25, 2006	72,905,877.90
January 25, 2007	71,887,825.54
February 25, 2007	70,887,612.58
March 25, 2007	69,905,009.96
April 25, 2007	68,939,791.23
May 25, 2007	67,991,732.56
June 25, 2007	67,060,612.67
July 25, 2007	66,146,212.81
August 25, 2007	65,248,316.77
September 25, 2007	64,366,710.78
October 25, 2007	63,501,183.54
November 25, 2007	62,651,526.17
December 25, 2007	61,817,532.21
January 25, 2008	60,998,997.55
February 25, 2008	60,195,720.45
March 25, 2008	59,407,501.46
April 25, 2008	58,634,143.44
May 25, 2008	57,875,451.54
June 25, 2008	57,131,233.11
July 25, 2008	56,401,297.77
August 25, 2008	55,685,457.31
September 25, 2008	54,983,525.68
October 25, 2008	54,295,319.00
November 25, 2008	53,620,655.50
December 25, 2008	52,959,355.50
January 25, 2009	52,311,241.44
February 25, 2009	51,676,137.77
March 25, 2009	51,053,870.99
April 25, 2009	50,444,269.59
May 25, 2009	49,847,164.09
June 25, 2009	49,262,386.92
July 25, 2009	48,689,772.48
August 25, 2009	$48,129,157.09
September 25, 2009	47,580,378.97
October 25, 2009	47,043,278.23
November 25, 2009	46,517,696.82
December 25, 2009	46,003,478.52
January 25, 2010	45,500,468.95
February 25, 2010	45,008,515.51
March 25, 2010	44,527,467.39
April 25, 2010	44,057,175.52
May 25, 2010	43,597,492.59
June 25, 2010	43,148,272.99
July 25, 2010	42,709,372.81
August 25, 2010	42,280,649.83
September 25, 2010	41,861,963.49
October 25, 2010	41,453,174.86
November 25, 2010	41,109,070.03
December 25, 2010	40,774,265.93
January 25, 2011	40,448,629.38
February 25, 2011	40,132,028.75
March 25, 2011	39,824,333.96
April 25, 2011	39,525,416.46
May 25, 2011	39,235,149.24
June 25, 2011	38,953,406.75
July 25, 2011	38,680,064.94
August 25, 2011	38,415,001.24
September 25, 2011	38,158,094.49
October 25, 2011	37,909,224.99
November 25, 2011	37,685,396.23
December 25, 2011	37,460,421.73
January 25, 2012	37,229,418.96
February 25, 2012	36,992,614.24
March 25, 2012	36,750,228.46
April 25, 2012	36,502,477.04
May 25, 2012	36,249,570.18
June 25, 2012	35,991,712.89
July 25, 2012	35,729,105.15
August 25, 2012	35,461,942.00
September 25, 2012	35,190,413.62
October 25, 2012	34,914,705.45
November 25, 2012	34,595,095.19
December 25, 2012	34,272,999.96
January 25, 2013	33,948,567.15
February 25, 2013	33,621,940.15
March 25, 2013	33,293,258.45
April 25, 2013	32,962,657.68
May 25, 2013	32,601,618.71
June 25, 2013	$31,849,910.51
July 25, 2013	31,107,131.79
August 25, 2013	30,373,177.11
September 25, 2013	29,647,942.19
October 25, 2013	28,931,323.90
November 25, 2013	28,286,282.05
December 25, 2013	27,648,615.88
January 25, 2014	27,018,237.53
February 25, 2014	26,395,060.12
March 25, 2014	25,778,997.74
April 25, 2014	25,169,965.46
May 25, 2014	24,567,879.26
June 25, 2014	23,972,656.09
July 25, 2014	23,384,213.82
August 25, 2014	22,802,471.22
September 25, 2014	22,227,347.99
October 25, 2014	21,658,764.72
November 25, 2014	21,153,100.05
December 25, 2014	20,652,623.67
January 25, 2015	20,157,276.66
February 25, 2015	19,667,000.76
March 25, 2015	19,181,738.30
April 25, 2015	18,701,432.23
May 25, 2015	18,226,026.12
June 25, 2015	17,755,464.12
July 25, 2015	17,289,690.96
August 25, 2015	16,803,565.13
September 25, 2015	16,322,523.38
October 25, 2015	15,846,507.14
November 25, 2015	15,375,458.46
December 25, 2015	14,909,320.04
January 25, 2016	14,448,035.15
February 25, 2016	13,991,547.70
March 25, 2016	13,539,802.16
April 25, 2016	13,092,743.61
May 25, 2016	12,650,317.73
June 25, 2016	12,212,470.75
July 25, 2016	11,779,149.48
August 25, 2016	11,350,301.31
September 25, 2016	10,925,874.17
October 25, 2016	10,505,816.56
November 25, 2016	10,090,077.51
December 25, 2016	9,678,606.61
January 25, 2017	9,271,353.98
February 25, 2017	8,868,270.25
March 25, 2017	8,469,306.60
April 25, 2017	8,074,414.72
May 25, 2017	7,683,546.82
June 25, 2017	7,296,655.59
July 25, 2017	6,913,694.26
August 25, 2017	6,534,616.52
September 25, 2017	6,159,376.59
October 25, 2017	$5,787,929.13
November 25, 2017	5,420,229.32
December 25, 2017	5,056,232.80
January 25, 2018	4,695,895.67
February 25, 2018	4,339,174.51
March 25, 2018	3,986,026.36
April 25, 2018	3,636,408.70
May 25, 2018	3,290,279.47
June 25, 2018	2,947,597.06
July 25, 2018	2,608,320.29
August 25, 2018	2,272,408.42
September 25, 2018	1,939,821.15
October 25, 2018	1,610,518.58
November 25, 2018	1,284,461.26
December 25, 2018	961,610.14
January 25, 2019	641,926.58
February 25, 2019	325,372.37
March 25, 2019	11,909.68
April 25, 2019 and thereafter	0.00

SCHEDULE VI

TAC SCHEDULE FOR THE CLASS V-A-1 CERTIFICATES

Date	Balance
Closing Date	$83,705,000.00
November 25, 2005	82,503,557.82
December 25, 2005	81,167,591.67
January 25, 2006	79,698,541.85
February 25, 2006	78,098,103.19
March 25, 2006	76,368,223.08
April 25, 2006	74,511,098.60
May 25, 2006	71,715,538.14
June 25, 2006	68,659,705.18
July 25, 2006	65,434,328.62
August 25, 2006	62,058,415.38
September 25, 2006	58,739,796.52
October 25, 2006	56,685,408.22
November 25, 2006	54,680,066.95
December 25, 2006	52,722,878.27
January 25, 2007	50,812,962.99
February 25, 2007	48,949,456.94
March 25, 2007	47,131,510.67
April 25, 2007	45,358,289.24
May 25, 2007	43,628,971.99
June 25, 2007	41,942,752.28
July 25, 2007	40,298,837.22
August 25, 2007	38,696,447.54
September 25, 2007	37,134,817.25
October 25, 2007	35,613,193.50
November 25, 2007	34,130,836.32
December 25, 2007	32,687,018.40
January 25, 2008	31,281,024.93
February 25, 2008	29,912,153.34
March 25, 2008	28,579,713.07
April 25, 2008	27,283,025.45
May 25, 2008	26,021,423.47
June 25, 2008	24,794,251.54
July 25, 2008	23,600,865.35
August 25, 2008	22,440,631.67
September 25, 2008	21,312,928.14
October 25, 2008	20,217,143.13
November 25, 2008	19,152,675.53
December 25, 2008	18,118,934.56
January 25, 2009	17,115,339.66
February 25, 2009	16,141,320.25
March 25, 2009	15,196,315.59
April 25, 2009	14,279,774.62
May 25, 2009	13,391,155.80
June 25, 2009	12,529,926.93
July 25, 2009	11,695,565.02
August 25, 2009	10,887,556.10
September 25, 2009	$10,105,395.12
October 25, 2009	9,348,585.75
November 25, 2009	8,616,640.27
December 25, 2009	7,909,079.40
January 25, 2010	7,225,432.18
February 25, 2010	6,565,235.79
March 25, 2010	5,928,035.49
April 25, 2010	5,313,384.38
May 25, 2010	4,720,843.38
June 25, 2010	4,149,981.00
July 25, 2010	3,600,373.29
August 25, 2010	3,071,603.66
September 25, 2010	2,563,262.77
October 25, 2010	2,074,948.44
November 25, 2010	1,719,657.25
December 25, 2010	1,382,742.93
January 25, 2011	1,063,828.11
February 25, 2011	762,542.04
March 25, 2011	478,520.52
April 25, 2011	211,405.76
May 25, 2011 and thereafter	0.00

SCHEDULE VII

AGGREGATE PAC SCHEDULE FOR THE CLASS VI-A-6, CLASS VI-A-7, CLASS VI-A-8, CLASS VI-A-9 AND CLASS VI-A-10 CERTIFICATES

Date	Balance
Closing Date	$72,790,485.00
November 25, 2005	72,520,071.94
December 25, 2005	72,224,528.84
January 25, 2006	71,903,981.28
February 25, 2006	71,558,570.98
March 25, 2006	71,188,455.78
April 25, 2006	70,793,809.46
May 25, 2006	70,374,821.67
June 25, 2006	69,931,697.80
July 25, 2006	69,464,658.82
August 25, 2006	68,973,941.12
September 25, 2006	68,459,796.30
October 25, 2006	67,922,491.03
November 25, 2006	67,362,306.76
December 25, 2006	66,779,539.54
January 25, 2007	66,174,499.74
February 25, 2007	65,547,511.81
March 25, 2007	64,898,913.99
April 25, 2007	64,229,058.00
May 25, 2007	63,538,308.76
June 25, 2007	62,827,044.02
July 25, 2007	62,095,654.06
August 25, 2007	61,344,541.34
September 25, 2007	60,574,120.10
October 25, 2007	59,802,075.07
November 25, 2007	59,028,481.64
December 25, 2007	58,253,418.71
January 25, 2008	57,481,525.60
February 25, 2008	56,713,039.99
March 25, 2008	55,949,732.36
April 25, 2008	55,191,569.24
May 25, 2008	54,438,517.41
June 25, 2008	53,690,543.85
July 25, 2008	52,947,615.77
August 25, 2008	52,209,700.59
September 25, 2008	51,476,765.93
October 25, 2008	50,748,779.63
November 25, 2008	50,025,709.75
December 25, 2008	49,307,524.54
January 25, 2009	48,594,192.47
February 25, 2009	47,885,682.22
March 25, 2009	47,181,962.66
April 25, 2009	46,483,002.87
May 25, 2009	45,788,772.14
June 25, 2009	45,099,239.95
July 25, 2009	44,414,375.99
August 25, 2009	$43,734,150.13
September 25, 2009	43,058,532.46
October 25, 2009	42,387,493.24
November 25, 2009	41,721,002.96
December 25, 2009	41,059,032.27
January 25, 2010	40,401,552.02
February 25, 2010	39,748,533.26
March 25, 2010	39,099,947.22
April 25, 2010	38,455,765.33
May 25, 2010	37,815,959.20
June 25, 2010	37,180,500.61
July 25, 2010	36,549,361.56
August 25, 2010	35,922,514.20
September 25, 2010	35,299,930.87
October 25, 2010	34,681,584.12
November 25, 2010	34,077,085.45
December 25, 2010	33,476,727.24
January 25, 2011	32,880,482.48
February 25, 2011	32,288,324.34
March 25, 2011	31,700,226.17
April 25, 2011	31,116,161.47
May 25, 2011	30,536,103.93
June 25, 2011	29,960,027.42
July 25, 2011	29,387,905.96
August 25, 2011	28,819,713.75
September 25, 2011	28,255,425.16
October 25, 2011	27,695,014.73
November 25, 2011	27,141,549.76
December 25, 2011	26,591,890.56
January 25, 2012	26,046,012.17
February 25, 2012	25,503,889.84
March 25, 2012	24,965,498.96
April 25, 2012	24,430,815.08
May 25, 2012	23,899,813.91
June 25, 2012	23,372,471.32
July 25, 2012	22,848,763.34
August 25, 2012	22,328,666.15
September 25, 2012	21,816,116.40
October 25, 2012	21,314,474.57
November 25, 2012	20,839,410.27
December 25, 2012	20,374,459.45
January 25, 2013	19,919,413.36
February 25, 2013	19,474,067.43
March 25, 2013	19,038,221.26
April 25, 2013	18,611,678.50
May 25, 2013	18,194,246.78
June 25, 2013	$17,785,737.61
July 25, 2013	17,385,966.33
August 25, 2013	16,994,752.04
September 25, 2013	16,611,917.49
October 25, 2013	16,237,289.01
November 25, 2013	15,884,265.67
December 25, 2013	15,538,702.12
January 25, 2014	15,200,444.02
February 25, 2014	14,869,340.13
March 25, 2014	14,545,242.32
April 25, 2014	14,228,005.48
May 25, 2014	13,917,487.45
June 25, 2014	13,613,548.97
July 25, 2014	13,316,053.63
August 25, 2014	13,024,867.79
September 25, 2014	12,739,860.55
October 25, 2014	12,460,903.67
November 25, 2014	12,198,905.79
December 25, 2014	11,942,288.23
January 25, 2015	11,690,942.22
February 25, 2015	11,444,761.17
March 25, 2015	11,203,640.62
April 25, 2015	10,967,478.18
May 25, 2015	10,736,173.55
June 25, 2015	10,509,628.40
July 25, 2015	10,282,875.00
August 25, 2015	10,060,591.12
September 25, 2015	9,842,953.28
October 25, 2015	9,629,866.44
November 25, 2015	9,421,237.48
December 25, 2015	9,216,975.15
January 25, 2016	9,016,990.05
February 25, 2016	8,821,194.58
March 25, 2016	8,629,502.91
April 25, 2016	8,441,830.94
May 25, 2016	8,258,096.27
June 25, 2016	8,078,218.15
July 25, 2016	7,902,117.49
August 25, 2016	7,729,716.78
September 25, 2016	7,560,940.06
October 25, 2016	7,395,712.94
November 25, 2016	7,233,962.50
December 25, 2016	7,075,617.32
January 25, 2017	6,920,607.41
February 25, 2017	6,768,864.21
March 25, 2017	6,620,320.52
April 25, 2017	6,474,910.52
May 25, 2017	6,332,569.73
June 25, 2017	6,193,234.95
July 25, 2017	6,056,844.29
August 25, 2017	5,923,337.08
September 25, 2017	5,792,653.91
October 25, 2017	$5,664,736.56
November 25, 2017	5,539,527.98
December 25, 2017	5,416,972.30
January 25, 2018	5,297,014.76
February 25, 2018	5,179,601.73
March 25, 2018	5,064,680.65
April 25, 2018	4,952,200.04
May 25, 2018	4,842,109.47
June 25, 2018	4,734,359.51
July 25, 2018	4,628,901.75
August 25, 2018	4,525,688.77
September 25, 2018	4,424,674.10
October 25, 2018	4,325,812.23
November 25, 2018	4,229,058.55
December 25, 2018	4,134,369.37
January 25, 2019	4,041,701.91
February 25, 2019	3,951,014.22
March 25, 2019	3,862,265.24
April 25, 2019	3,775,414.73
May 25, 2019	3,690,423.26
June 25, 2019	3,607,252.22
July 25, 2019	3,525,863.78
August 25, 2019	3,446,220.88
September 25, 2019	3,368,287.21
October 25, 2019	3,292,027.21
November 25, 2019	3,217,406.04
December 25, 2019	3,144,389.58
January 25, 2020	3,072,944.38
February 25, 2020	3,003,037.72
March 25, 2020	2,934,637.49
April 25, 2020	2,867,712.28
May 25, 2020	2,802,231.31
June 25, 2020	2,738,164.42
July 25, 2020	2,675,482.07
August 25, 2020	2,614,155.33
September 25, 2020	2,554,155.85
October 25, 2020	2,495,455.88
November 25, 2020	2,438,028.22
December 25, 2020	2,381,846.23
January 25, 2021	2,326,883.82
February 25, 2021	2,273,115.44
March 25, 2021	2,220,516.05
April 25, 2021	2,169,061.12
May 25, 2021	2,118,726.65
June 25, 2021	2,069,489.11
July 25, 2021	2,021,325.45
August 25, 2021	1,974,213.10
September 25, 2021	1,928,129.97
October 25, 2021	1,883,054.38
November 25, 2021	1,838,965.15
December 25, 2021	1,795,841.50
January 25, 2022	1,753,663.07
February 25, 2022	$1,712,409.95
March 25, 2022	1,672,062.62
April 25, 2022	1,632,601.97
May 25, 2022	1,594,009.27
June 25, 2022	1,556,266.18
July 25, 2022	1,519,354.76
August 25, 2022	1,483,257.40
September 25, 2022	1,447,956.89
October 25, 2022	1,413,436.36
November 25, 2022	1,379,679.27
December 25, 2022	1,346,669.46
January 25, 2023	1,314,391.07
February 25, 2023	1,282,828.59
March 25, 2023	1,251,966.81
April 25, 2023	1,221,790.84
May 25, 2023	1,192,286.12
June 25, 2023	1,163,438.36
July 25, 2023	1,135,233.58
August 25, 2023	1,107,658.10
September 25, 2023	1,080,698.50
October 25, 2023	1,054,341.65
November 25, 2023	1,028,574.69
December 25, 2023	1,003,385.04
January 25, 2024	978,760.36
February 25, 2024	954,688.58
March 25, 2024	931,157.87
April 25, 2024	908,156.65
May 25, 2024	885,673.59
June 25, 2024	863,697.58
July 25, 2024	842,217.75
August 25, 2024	821,223.45
September 25, 2024	800,704.27
October 25, 2024	780,649.99
November 25, 2024	761,050.61
December 25, 2024	741,896.36
January 25, 2025	723,177.64
February 25, 2025	704,885.08
March 25, 2025	687,009.49
April 25, 2025	669,541.86
May 25, 2025	652,473.41
June 25, 2025	635,795.49
July 25, 2025	619,499.67
August 25, 2025	603,577.68
September 25, 2025	588,021.42
October 25, 2025	572,822.97
November 25, 2025	557,974.58
December 25, 2025	543,468.63
January 25, 2026	529,297.71
February 25, 2026	515,454.52
March 25, 2026	501,931.94
April 25, 2026	488,722.98
May 25, 2026	475,820.82
June 25, 2026	$463,218.76
July 25, 2026	450,910.27
August 25, 2026	438,888.91
September 25, 2026	427,148.43
October 25, 2026	415,682.67
November 25, 2026	404,485.62
December 25, 2026	393,551.40
January 25, 2027	382,874.24
February 25, 2027	372,448.49
March 25, 2027	362,268.63
April 25, 2027	352,329.27
May 25, 2027	342,625.09
June 25, 2027	333,150.93
July 25, 2027	323,901.72
August 25, 2027	314,872.48
September 25, 2027	306,058.36
October 25, 2027	297,454.60
November 25, 2027	289,056.56
December 25, 2027	280,859.66
January 25, 2028	272,859.46
February 25, 2028	265,051.59
March 25, 2028	257,431.77
April 25, 2028	249,995.83
May 25, 2028	242,739.67
June 25, 2028	235,659.28
July 25, 2028	228,750.75
August 25, 2028	222,010.23
September 25, 2028	215,433.98
October 25, 2028	209,018.32
November 25, 2028	202,759.66
December 25, 2028	196,654.46
January 25, 2029	190,699.29
February 25, 2029	184,890.78
March 25, 2029	179,225.63
April 25, 2029	173,700.61
May 25, 2029	168,312.56
June 25, 2029	163,058.39
July 25, 2029	157,935.07
August 25, 2029	152,939.65
September 25, 2029	148,069.23
October 25, 2029	143,320.97
November 25, 2029	138,692.11
December 25, 2029	134,179.92
January 25, 2030	129,781.76
February 25, 2030	125,495.02
March 25, 2030	121,317.17
April 25, 2030	117,245.71
May 25, 2030	113,278.21
June 25, 2030	109,412.30
July 25, 2030	105,645.64
August 25, 2030	101,975.95
September 25, 2030	98,401.01
October 25, 2030	$94,918.63
November 25, 2030	91,526.69
December 25, 2030	88,223.08
January 25, 2031	85,005.78
February 25, 2031	81,872.78
March 25, 2031	78,822.13
April 25, 2031	75,851.92
May 25, 2031	72,960.28
June 25, 2031	70,145.37
July 25, 2031	67,405.42
August 25, 2031	64,738.66
September 25, 2031	62,143.39
October 25, 2031	59,617.93
November 25, 2031	57,160.65
December 25, 2031	54,769.94
January 25, 2032	52,444.24
February 25, 2032	50,182.01
March 25, 2032	47,981.76
April 25, 2032	45,842.02
May 25, 2032	43,761.36
June 25, 2032	41,738.37
July 25, 2032	39,771.68
August 25, 2032	37,859.96
September 25, 2032	36,001.90
October 25, 2032	34,196.20
November 25, 2032	32,441.62
December 25, 2032	30,736.94
January 25, 2033	29,080.94
February 25, 2033	27,472.47
March 25, 2033	25,910.38
April 25, 2033	24,393.53
May 25, 2033	22,920.85
June 25, 2033	21,491.26
July 25, 2033	20,103.71
August 25, 2033	18,757.17
September 25, 2033	17,450.66
October 25, 2033	16,183.18
November 25, 2033	14,953.78
December 25, 2033	13,761.53
January 25, 2034	12,605.51
February 25, 2034	11,484.84
March 25, 2034	10,398.62
April 25, 2034	9,346.02
May 25, 2034	8,326.20
June 25, 2034	7,338.34
July 25, 2034	6,381.65
August 25, 2034	5,455.34
September 25, 2034	4,558.65
October 25, 2034	3,690.85
November 25, 2034	2,851.20
December 25, 2034	2,038.99
January 25, 2035	1,253.53
February 25, 2035	$1,008.53
March 25, 2035	771.52
April 25, 2035	542.28
May 25, 2035	320.62
June 25, 2035	106.34
July 25, 2035	48.42
August 25, 2035 and thereafter	0.00

SCHEDULE VIII

AGGREGATE PAC SCHEDULE FOR THE CLASS VI-A-6, CLASS VI-A-7 AND CLASS VI-A-8 CERTIFICATES

Date	Balance
Closing Date	$25,349,000.00
November 25, 2005	25,254,625.20
December 25, 2005	25,159,771.86
January 25, 2006	25,064,437.54
February 25, 2006	24,968,619.81
March 25, 2006	24,872,316.20
April 25, 2006	24,775,524.27
May 25, 2006	24,678,241.52
June 25, 2006	24,580,465.46
July 25, 2006	24,482,193.60
August 25, 2006	24,383,423.41
September 25, 2006	24,284,152.37
October 25, 2006	24,184,377.94
November 25, 2006	24,084,097.55
December 25, 2006	23,983,308.65
January 25, 2007	23,882,008.65
February 25, 2007	23,780,194.95
March 25, 2007	23,677,864.95
April 25, 2007	23,575,016.04
May 25, 2007	23,471,645.56
June 25, 2007	23,367,750.89
July 25, 2007	23,263,329.35
August 25, 2007	23,158,378.28
September 25, 2007	23,052,894.98
October 25, 2007	22,946,876.76
November 25, 2007	22,840,320.90
December 25, 2007	22,733,224.67
January 25, 2008	22,625,585.32
February 25, 2008	22,517,400.11
March 25, 2008	22,408,666.26
April 25, 2008	22,299,380.98
May 25, 2008	22,189,541.48
June 25, 2008	22,079,144.94
July 25, 2008	21,968,188.55
August 25, 2008	21,856,669.44
September 25, 2008	21,744,584.77
October 25, 2008	21,631,931.67
November 25, 2008	21,518,707.26
December 25, 2008	21,404,908.63
January 25, 2009	21,290,532.86
February 25, 2009	21,175,577.03
March 25, 2009	21,060,038.20
April 25, 2009	20,943,913.40
May 25, 2009	20,827,199.66
June 25, 2009	20,709,894.00
July 25, 2009	$20,591,993.40
August 25, 2009	20,473,494.84
September 25, 2009	20,354,395.30
October 25, 2009	20,234,691.72
November 25, 2009	20,114,381.03
December 25, 2009	19,993,460.15
January 25, 2010	19,871,925.99
February 25, 2010	19,749,775.44
March 25, 2010	19,627,005.35
April 25, 2010	19,503,612.60
May 25, 2010	19,379,594.01
June 25, 2010	19,254,946.41
July 25, 2010	19,129,666.61
August 25, 2010	19,003,751.40
September 25, 2010	18,877,197.55
October 25, 2010	18,750,001.82
November 25, 2010	18,622,160.95
December 25, 2010	18,493,671.68
January 25, 2011	18,364,530.70
February 25, 2011	18,234,734.70
March 25, 2011	18,104,280.37
April 25, 2011	17,973,164.36
May 25, 2011	17,841,383.31
June 25, 2011	17,708,933.85
July 25, 2011	17,575,812.57
August 25, 2011	17,442,016.09
September 25, 2011	17,307,540.95
October 25, 2011	17,172,383.72
November 25, 2011	17,036,540.94
December 25, 2011	16,900,009.13
January 25, 2012	16,762,784.78
February 25, 2012	16,624,864.39
March 25, 2012	16,486,244.42
April 25, 2012	16,346,921.31
May 25, 2012	16,206,891.50
June 25, 2012	16,066,151.40
July 25, 2012	15,924,697.40
August 25, 2012	15,782,525.88
September 25, 2012	15,639,633.20
October 25, 2012	15,496,015.70
November 25, 2012	15,351,669.69
December 25, 2012	15,206,591.48
January 25, 2013	15,060,777.35
February 25, 2013	14,914,223.56
March 25, 2013	14,766,926.36
April 25, 2013	$14,618,881.98
May 25, 2013	14,470,086.62
June 25, 2013	14,320,536.46
July 25, 2013	14,170,227.68
August 25, 2013	14,019,156.43
September 25, 2013	13,867,318.83
October 25, 2013	13,714,710.99
November 25, 2013	13,561,329.01
December 25, 2013	13,407,168.95
January 25, 2014	13,252,226.86
February 25, 2014	13,096,498.77
March 25, 2014	12,939,980.69
April 25, 2014	12,782,668.61
May 25, 2014	12,624,558.50
June 25, 2014	12,465,646.31
July 25, 2014	12,305,927.96
August 25, 2014	12,145,399.36
September 25, 2014	11,984,056.40
October 25, 2014	11,821,894.94
November 25, 2014	11,658,910.83
December 25, 2014	11,495,099.89
January 25, 2015	11,330,457.92
February 25, 2015	11,164,980.70
March 25, 2015	10,998,664.00
April 25, 2015	10,831,503.54
May 25, 2015	10,663,495.05
June 25, 2015	10,494,634.22
July 25, 2015	10,279,394.86
August 25, 2015	10,060,586.26
September 25, 2015	9,842,948.42
October 25, 2015	9,629,861.58
November 25, 2015	9,421,232.61
December 25, 2015	9,216,970.28
January 25, 2016	9,016,985.18
February 25, 2016	8,821,189.71
March 25, 2016	8,629,498.04
April 25, 2016	8,441,826.07
May 25, 2016	8,258,091.40
June 25, 2016	8,078,213.29
July 25, 2016	7,902,112.63
August 25, 2016	7,729,711.91
September 25, 2016	7,560,935.19
October 25, 2016	7,395,708.07
November 25, 2016	7,233,957.63
December 25, 2016	7,075,612.45
January 25, 2017	6,920,602.55
February 25, 2017	6,768,859.34
March 25, 2017	6,620,315.65
April 25, 2017	6,474,905.65
May 25, 2017	6,332,564.86
June 25, 2017	6,193,230.08
July 25, 2017	6,056,839.42
August 25, 2017	$5,923,332.21
September 25, 2017	5,792,649.05
October 25, 2017	5,664,731.69
November 25, 2017	5,539,523.11
December 25, 2017	5,416,967.43
January 25, 2018	5,297,009.89
February 25, 2018	5,179,596.86
March 25, 2018	5,064,675.79
April 25, 2018	4,952,195.18
May 25, 2018	4,842,104.60
June 25, 2018	4,734,354.64
July 25, 2018	4,628,896.89
August 25, 2018	4,525,683.91
September 25, 2018	4,424,669.24
October 25, 2018	4,325,807.36
November 25, 2018	4,229,053.68
December 25, 2018	4,134,364.51
January 25, 2019	4,041,697.04
February 25, 2019	3,951,009.36
March 25, 2019	3,862,260.38
April 25, 2019	3,775,409.86
May 25, 2019	3,690,418.40
June 25, 2019	3,607,247.36
July 25, 2019	3,525,858.91
August 25, 2019	3,446,216.01
September 25, 2019	3,368,282.34
October 25, 2019	3,292,022.34
November 25, 2019	3,217,401.17
December 25, 2019	3,144,384.71
January 25, 2020	3,072,939.52
February 25, 2020	3,003,032.85
March 25, 2020	2,934,632.62
April 25, 2020	2,867,707.42
May 25, 2020	2,802,226.44
June 25, 2020	2,738,159.55
July 25, 2020	2,675,477.20
August 25, 2020	2,614,150.46
September 25, 2020	2,554,150.98
October 25, 2020	2,495,451.01
November 25, 2020	2,438,023.35
December 25, 2020	2,381,841.36
January 25, 2021	2,326,878.96
February 25, 2021	2,273,110.57
March 25, 2021	2,220,511.18
April 25, 2021	2,169,056.26
May 25, 2021	2,118,721.79
June 25, 2021	2,069,484.24
July 25, 2021	2,021,320.58
August 25, 2021	1,974,208.24
September 25, 2021	1,928,125.10
October 25, 2021	1,883,049.52
November 25, 2021	1,838,960.28
December 25, 2021	$1,795,836.63
January 25, 2022	1,753,658.20
February 25, 2022	1,712,405.09
March 25, 2022	1,672,057.76
April 25, 2022	1,632,597.10
May 25, 2022	1,594,004.40
June 25, 2022	1,556,261.32
July 25, 2022	1,519,349.89
August 25, 2022	1,483,252.53
September 25, 2022	1,447,952.02
October 25, 2022	1,413,431.49
November 25, 2022	1,379,674.41
December 25, 2022	1,346,664.60
January 25, 2023	1,314,386.21
February 25, 2023	1,282,823.72
March 25, 2023	1,251,961.94
April 25, 2023	1,221,785.98
May 25, 2023	1,192,281.25
June 25, 2023	1,163,433.49
July 25, 2023	1,135,228.72
August 25, 2023	1,107,653.23
September 25, 2023	1,080,693.63
October 25, 2023	1,054,336.78
November 25, 2023	1,028,569.83
December 25, 2023	1,003,380.17
January 25, 2024	978,755.49
February 25, 2024	954,683.71
March 25, 2024	931,153.00
April 25, 2024	908,151.78
May 25, 2024	885,668.72
June 25, 2024	863,692.71
July 25, 2024	842,212.88
August 25, 2024	821,218.59
September 25, 2024	800,699.40
October 25, 2024	780,645.12
November 25, 2024	761,045.74
December 25, 2024	741,891.49
January 25, 2025	723,172.77
February 25, 2025	704,880.21
March 25, 2025	687,004.62
April 25, 2025	669,537.00
May 25, 2025	652,468.54
June 25, 2025	635,790.62
July 25, 2025	619,494.80
August 25, 2025	603,572.81
September 25, 2025	588,016.55
October 25, 2025	572,818.10
November 25, 2025	557,969.71
December 25, 2025	543,463.77
January 25, 2026	529,292.84
February 25, 2026	515,449.65
March 25, 2026	501,927.07
April 25, 2026	$488,718.11
May 25, 2026	475,815.95
June 25, 2026	463,213.90
July 25, 2026	450,905.40
August 25, 2026	438,884.05
September 25, 2026	427,143.56
October 25, 2026	415,677.80
November 25, 2026	404,480.76
December 25, 2026	393,546.53
January 25, 2027	382,869.37
February 25, 2027	372,443.62
March 25, 2027	362,263.77
April 25, 2027	352,324.40
May 25, 2027	342,620.23
June 25, 2027	333,146.07
July 25, 2027	323,896.85
August 25, 2027	314,867.61
September 25, 2027	306,053.49
October 25, 2027	297,449.74
November 25, 2027	289,051.69
December 25, 2027	280,854.80
January 25, 2028	272,854.60
February 25, 2028	265,046.72
March 25, 2028	257,426.90
April 25, 2028	249,990.96
May 25, 2028	242,734.80
June 25, 2028	235,654.41
July 25, 2028	228,745.88
August 25, 2028	222,005.37
September 25, 2028	215,429.12
October 25, 2028	209,013.46
November 25, 2028	202,754.79
December 25, 2028	196,649.59
January 25, 2029	190,694.43
February 25, 2029	184,885.91
March 25, 2029	179,220.76
April 25, 2029	173,695.74
May 25, 2029	168,307.69
June 25, 2029	163,053.52
July 25, 2029	157,930.20
August 25, 2029	152,934.78
September 25, 2029	148,064.36
October 25, 2029	143,316.11
November 25, 2029	138,687.25
December 25, 2029	134,175.06
January 25, 2030	129,776.90
February 25, 2030	125,490.16
March 25, 2030	121,312.31
April 25, 2030	117,240.85
May 25, 2030	113,273.36
June 25, 2030	109,407.45
July 25, 2030	105,640.79
August 25, 2030	$101,971.10
September 25, 2030	98,396.16
October 25, 2030	94,913.79
November 25, 2030	91,521.85
December 25, 2030	88,218.24
January 25, 2031	85,000.94
February 25, 2031	81,867.94
March 25, 2031	78,817.29
April 25, 2031	75,847.08
May 25, 2031	72,955.44
June 25, 2031	70,140.54
July 25, 2031	67,400.59
August 25, 2031	64,733.83
September 25, 2031	62,138.56
October 25, 2031	59,613.10
November 25, 2031	57,155.82
December 25, 2031	54,765.12
January 25, 2032	52,439.42
February 25, 2032	50,177.19
March 25, 2032	47,976.94
April 25, 2032	45,837.20
May 25, 2032	43,756.54
June 25, 2032	41,733.55
July 25, 2032	39,766.87
August 25, 2032	37,855.15
September 25, 2032	35,997.09
October 25, 2032	34,191.39
November 25, 2032	32,436.81
December 25, 2032	30,732.13
January 25, 2033	29,076.14
February 25, 2033	27,467.67
March 25, 2033	25,905.58
April 25, 2033	24,388.74
May 25, 2033	22,916.06
June 25, 2033	21,486.47
July 25, 2033	20,098.92
August 25, 2033	18,752.38
September 25, 2033	17,445.87
October 25, 2033	16,178.40
November 25, 2033	14,949.00
December 25, 2033	13,756.75
January 25, 2034	12,600.73
February 25, 2034	11,480.06
March 25, 2034	10,393.85
April 25, 2034	9,341.25
May 25, 2034	8,321.43
June 25, 2034	7,333.57
July 25, 2034	6,376.88
August 25, 2034	5,450.57
September 25, 2034	4,553.89
October 25, 2034	3,686.09
November 25, 2034	2,846.44
December 25, 2034	$2,034.23
January 25, 2035	1,248.77
February 25, 2035	1,003.78
March 25, 2035	766.77
April 25, 2035	537.53
May 25, 2035	315.87
June 25, 2035	101.59
July 25, 2035	43.67
August 25, 2035 and thereafter	0.00

SCHEDULE IX

AGGREGATE PAC SCHEDULE FOR THE CLASS VIII-A-3 CERTIFICATES

Date	Balance
Closing Date	$25,499,494.00
November 25, 2005	24,998,865.41
December 25, 2005	24,502,769.65
January 25, 2006	24,011,166.88
February 25, 2006	23,524,017.59
March 25, 2006	23,041,282.64
April 25, 2006	22,562,923.24
May 25, 2006	22,088,900.92
June 25, 2006	21,619,177.56
July 25, 2006	21,153,715.38
August 25, 2006	20,692,476.93
September 25, 2006	20,235,425.08
October 25, 2006	19,782,523.04
November 25, 2006	19,333,734.34
December 25, 2006	18,889,022.82
January 25, 2007	18,448,352.65
February 25, 2007	18,011,688.32
March 25, 2007	17,578,994.62
April 25, 2007	17,150,236.66
May 25, 2007	16,725,379.85
June 25, 2007	16,304,389.92
July 25, 2007	15,887,232.87
August 25, 2007	15,473,875.04
September 25, 2007	15,064,283.03
October 25, 2007	14,658,423.77
November 25, 2007	14,256,264.44
December 25, 2007	13,857,772.55
January 25, 2008	13,462,915.86
February 25, 2008	13,071,662.45
March 25, 2008	12,683,980.66
April 25, 2008	12,299,839.11
May 25, 2008	11,919,206.69
June 25, 2008	11,542,052.59
July 25, 2008	11,168,346.25
August 25, 2008	10,798,057.38
September 25, 2008	10,431,155.96
October 25, 2008	10,067,612.25
November 25, 2008	9,707,396.76
December 25, 2008	9,350,480.24
January 25, 2009	8,996,833.73
February 25, 2009	8,646,428.52
March 25, 2009	8,299,236.14
April 25, 2009	7,955,228.38
May 25, 2009	7,614,377.27
June 25, 2009	7,276,655.10
July 25, 2009	6,942,034.40
August 25, 2009	6,610,487.94
September 25, 2009	$6,281,988.73
October 25, 2009	5,956,510.02
November 25, 2009	5,634,025.30
December 25, 2009	5,318,427.10
January 25, 2010	5,014,329.35
February 25, 2010	4,721,319.82
March 25, 2010	4,439,001.06
April 25, 2010	4,166,989.84
May 25, 2010	3,904,916.66
June 25, 2010	3,652,425.24
July 25, 2010	3,409,172.10
August 25, 2010	3,174,826.02
September 25, 2010	2,949,067.69
October 25, 2010	2,731,589.21
November 25, 2010	2,555,222.85
December 25, 2010	2,386,133.74
January 25, 2011	2,224,050.16
February 25, 2011	2,068,710.23
March 25, 2011	1,919,861.56
April 25, 2011	1,777,260.94
May 25, 2011	1,640,673.95
June 25, 2011	1,509,874.70
July 25, 2011	1,384,645.49
August 25, 2011	1,264,776.55
September 25, 2011	1,150,065.69
October 25, 2011	1,040,318.12
November 25, 2011	944,940.04
December 25, 2011	853,898.32
January 25, 2012	767,023.68
February 25, 2012	684,153.12
March 25, 2012	605,129.67
April 25, 2012	529,802.17
May 25, 2012	458,025.07
June 25, 2012	389,658.23
July 25, 2012	324,566.72
August 25, 2012	262,620.63
September 25, 2012	203,694.87
October 25, 2012	147,669.04
November 25, 2012	110,380.82
December 25, 2012	75,163.93
January 25, 2013	41,927.74
February 25, 2013	10,585.25
March 25, 2013 and thereafter	0.00

SCHEDULE X

AGGREGATE PAC SCHEDULE FOR THE CLASS X-A-3, CLASS X-A-4 AND CLASS X-A-5 CERTIFICATES

Date	Balance
Closing Date	$63,868,000.00
November 25, 2005	62,755,653.26
December 25, 2005	61,653,278.90
January 25, 2006	60,560,789.53
February 25, 2006	59,478,098.52
March 25, 2006	58,405,120.00
April 25, 2006	57,341,768.89
May 25, 2006	56,287,960.80
June 25, 2006	55,243,612.13
July 25, 2006	54,208,639.99
August 25, 2006	53,182,962.23
September 25, 2006	52,166,497.40
October 25, 2006	51,159,164.79
November 25, 2006	50,160,884.39
December 25, 2006	49,171,576.90
January 25, 2007	48,191,163.71
February 25, 2007	47,219,566.89
March 25, 2007	46,256,709.22
April 25, 2007	45,302,514.13
May 25, 2007	44,356,905.76
June 25, 2007	43,419,808.87
July 25, 2007	42,491,148.93
August 25, 2007	41,570,852.03
September 25, 2007	40,658,844.93
October 25, 2007	39,755,055.02
November 25, 2007	38,859,410.33
December 25, 2007	37,971,839.54
January 25, 2008	37,092,271.94
February 25, 2008	36,220,637.44
March 25, 2008	35,356,866.58
April 25, 2008	34,500,890.51
May 25, 2008	33,652,640.97
June 25, 2008	32,812,050.31
July 25, 2008	31,979,051.49
August 25, 2008	31,153,578.04
September 25, 2008	30,335,564.07
October 25, 2008	29,524,944.30
November 25, 2008	28,721,653.99
December 25, 2008	27,925,628.99
January 25, 2009	27,136,805.71
February 25, 2009	26,355,121.13
March 25, 2009	25,580,512.76
April 25, 2009	24,812,918.68
May 25, 2009	24,052,277.51
June 25, 2009	23,298,528.42
July 25, 2009	22,551,611.09
August 25, 2009	$21,811,465.77
September 25, 2009	21,078,033.19
October 25, 2009	20,351,254.65
November 25, 2009	19,631,071.92
December 25, 2009	18,917,427.33
January 25, 2010	18,210,263.68
February 25, 2010	17,509,524.29
March 25, 2010	16,815,152.99
April 25, 2010	16,127,094.08
May 25, 2010	15,445,292.37
June 25, 2010	14,770,684.32
July 25, 2010	14,116,427.91
August 25, 2010	13,481,918.84
September 25, 2010	12,866,570.71
October 25, 2010	12,269,814.52
November 25, 2010	11,754,061.16
December 25, 2010	11,255,158.12
January 25, 2011	10,772,590.89
February 25, 2011	10,305,860.31
March 25, 2011	9,854,482.16
April 25, 2011	9,417,986.70
May 25, 2011	8,995,918.24
June 25, 2011	8,587,834.72
July 25, 2011	8,193,307.31
August 25, 2011	7,811,920.01
September 25, 2011	7,443,269.30
October 25, 2011	7,086,963.71
November 25, 2011	6,761,314.62
December 25, 2011	6,446,847.26
January 25, 2012	6,143,210.99
February 25, 2012	5,850,065.75
March 25, 2012	5,567,081.82
April 25, 2012	5,293,939.45
May 25, 2012	5,030,328.60
June 25, 2012	4,775,948.64
July 25, 2012	4,530,508.05
August 25, 2012	4,293,724.19
September 25, 2012	4,065,322.98
October 25, 2012	3,845,038.70
November 25, 2012	3,664,717.09
December 25, 2012	3,491,005.17
January 25, 2013	3,323,683.77
February 25, 2013	3,162,540.63
March 25, 2013	3,007,370.19
April 25, 2013	2,857,973.37
May 25, 2013	2,714,157.40
June 25, 2013	$2,575,735.61
July 25, 2013	2,442,527.21
August 25, 2013	2,314,357.19
September 25, 2013	2,191,056.06
October 25, 2013	2,072,459.71
November 25, 2013	1,984,057.74
December 25, 2013	1,898,944.90
January 25, 2014	1,817,007.54
February 25, 2014	1,738,135.76
March 25, 2014	1,662,223.30
April 25, 2014	1,589,167.40
May 25, 2014	1,518,868.72
June 25, 2014	1,451,231.20
July 25, 2014	1,386,161.96
August 25, 2014	1,323,571.22
September 25, 2014	1,263,372.17
October 25, 2014	1,205,480.91
November 25, 2014	1,168,869.66
December 25, 2014	1,133,361.08
January 25, 2015	1,098,922.16
February 25, 2015	1,065,520.87
March 25, 2015	1,033,126.13
April 25, 2015	1,001,707.81
May 25, 2015	971,236.64
June 25, 2015	941,684.26
July 25, 2015	913,023.13
August 25, 2015	885,226.54
September 25, 2015	858,268.58
October 25, 2015	832,124.11
November 25, 2015	806,768.74
December 25, 2015	782,178.80
January 25, 2016	757,720.39
February 25, 2016	734,014.75
March 25, 2016	711,038.94
April 25, 2016	688,770.77
May 25, 2016	667,188.67
June 25, 2016	646,271.75
July 25, 2016	625,999.73
August 25, 2016	606,352.98
September 25, 2016	587,312.42
October 25, 2016	568,859.56
November 25, 2016	550,976.49
December 25, 2016	533,645.81
January 25, 2017	516,850.68
February 25, 2017	500,574.73
March 25, 2017	484,802.12
April 25, 2017	469,517.46
May 25, 2017	454,705.86
June 25, 2017	440,352.86
July 25, 2017	426,444.42
August 25, 2017	412,966.96
September 25, 2017	399,907.30
October 25, 2017	$387,252.65
November 25, 2017	374,990.61
December 25, 2017	363,109.16
January 25, 2018	351,596.65
February 25, 2018	340,441.77
March 25, 2018	329,633.56
April 25, 2018	319,161.39
May 25, 2018	309,014.97
June 25, 2018	299,184.29
July 25, 2018	289,659.67
August 25, 2018	280,431.71
September 25, 2018	271,491.31
October 25, 2018	262,829.63
November 25, 2018	254,438.11
December 25, 2018	246,308.44
January 25, 2019	238,432.57
February 25, 2019	230,802.70
March 25, 2019	223,411.26
April 25, 2019	216,250.90
May 25, 2019	209,314.52
June 25, 2019	202,595.22
July 25, 2019	196,086.30
August 25, 2019	189,781.29
September 25, 2019	183,673.89
October 25, 2019	177,758.01
November 25, 2019	172,027.74
December 25, 2019	166,477.35
January 25, 2020	161,101.29
February 25, 2020	155,894.16
March 25, 2020	150,850.76
April 25, 2020	145,966.02
May 25, 2020	141,235.03
June 25, 2020	136,653.03
July 25, 2020	132,215.42
August 25, 2020	127,917.71
September 25, 2020	123,755.59
October 25, 2020	119,724.85
November 25, 2020	115,821.41
December 25, 2020	112,041.32
January 25, 2021	108,380.77
February 25, 2021	104,836.03
March 25, 2021	101,403.51
April 25, 2021	98,079.73
May 25, 2021	94,861.31
June 25, 2021	91,744.97
July 25, 2021	88,727.53
August 25, 2021	85,805.91
September 25, 2021	82,977.14
October 25, 2021	80,238.33
November 25, 2021	77,586.66
December 25, 2021	75,019.42
January 25, 2022	72,533.97
February 25, 2022	$70,127.77
March 25, 2022	67,798.35
April 25, 2022	65,543.29
May 25, 2022	63,360.28
June 25, 2022	61,247.07
July 25, 2022	59,201.47
August 25, 2022	57,221.37
September 25, 2022	55,304.71
October 25, 2022	53,449.50
November 25, 2022	51,653.83
December 25, 2022	49,915.83
January 25, 2023	48,233.67
February 25, 2023	46,605.62
March 25, 2023	45,029.97
April 25, 2023	43,505.08
May 25, 2023	42,029.34
June 25, 2023	40,601.22
July 25, 2023	39,219.21
August 25, 2023	37,881.86
September 25, 2023	36,587.77
October 25, 2023	35,335.56
November 25, 2023	34,123.92
December 25, 2023	32,951.57
January 25, 2024	31,817.27
February 25, 2024	30,719.81
March 25, 2024	29,658.03
April 25, 2024	28,630.80
May 25, 2024	27,637.03
June 25, 2024	26,675.65
July 25, 2024	25,745.65
August 25, 2024	24,846.01
September 25, 2024	23,975.79
October 25, 2024	23,134.04
November 25, 2024	22,319.87
December 25, 2024	21,532.38
January 25, 2025	20,770.75
February 25, 2025	20,034.13
March 25, 2025	19,321.74
April 25, 2025	18,632.80
May 25, 2025	17,966.56
June 25, 2025	17,322.31
July 25, 2025	16,699.33
August 25, 2025	16,096.94
September 25, 2025	15,514.49
October 25, 2025	14,951.34
November 25, 2025	14,406.87
December 25, 2025	13,880.49
January 25, 2026	13,371.60
February 25, 2026	12,879.65
March 25, 2026	12,404.10
April 25, 2026	11,944.41
May 25, 2026	11,500.08
June 25, 2026	$11,070.61
July 25, 2026	10,655.52
August 25, 2026	10,254.35
September 25, 2026	9,866.65
October 25, 2026	9,491.99
November 25, 2026	9,129.93
December 25, 2026	8,780.08
January 25, 2027	8,442.04
February 25, 2027	8,115.42
March 25, 2027	7,799.86
April 25, 2027	7,494.99
May 25, 2027	7,200.47
June 25, 2027	6,915.96
July 25, 2027	6,641.13
August 25, 2027	6,375.68
September 25, 2027	6,119.29
October 25, 2027	5,871.66
November 25, 2027	5,632.51
December 25, 2027	5,401.57
January 25, 2028	5,178.56
February 25, 2028	4,963.23
March 25, 2028	4,755.32
April 25, 2028	4,554.58
May 25, 2028	4,360.79
June 25, 2028	4,173.71
July 25, 2028	3,993.13
August 25, 2028	3,818.82
September 25, 2028	3,650.58
October 25, 2028	3,488.21
November 25, 2028	3,331.52
December 25, 2028	3,180.32
January 25, 2029	3,034.42
February 25, 2029	2,893.65
March 25, 2029	2,757.84
April 25, 2029	2,626.82
May 25, 2029	2,500.44
June 25, 2029	2,378.54
July 25, 2029	2,260.96
August 25, 2029	2,147.57
September 25, 2029	2,038.23
October 25, 2029	1,932.79
November 25, 2029	1,831.13
December 25, 2029	1,733.13
January 25, 2030	1,638.65
February 25, 2030	1,547.58
March 25, 2030	1,459.80
April 25, 2030	1,375.20
May 25, 2030	1,293.68
June 25, 2030	1,215.13
July 25, 2030	1,139.45
August 25, 2030	1,066.54
September 25, 2030	996.31
October 25, 2030	$928.67
November 25, 2030	863.52
December 25, 2030	800.79
January 25, 2031	740.38
February 25, 2031	682.23
March 25, 2031	626.25
April 25, 2031	572.36
May 25, 2031	520.50
June 25, 2031	470.60
July 25, 2031	422.59
August 25, 2031	376.39
September 25, 2031	331.96
October 25, 2031	289.23
November 25, 2031	248.13
December 25, 2031	208.62
January 25, 2032	170.63
February 25, 2032	134.11
March 25, 2032	99.02
April 25, 2032	65.30
May 25, 2032	32.90
June 25, 2032	1.77
July 25, 2032 and thereafter	0.00

SCHEDULE XI

CLASS V-A-1 YIELD MAINTENANCE AGREEMENT NOTIONAL AMOUNTS

Distribution Date	Notional Amount (U.S. $)
November 25, 2005	83,705,000.00
December 25, 2005	82,503,557.82
January 25, 2006	81,167,591.67
February 25, 2006	79,698,541.85
March 25, 2006	78,098,103.19
April 25, 2006	76,368,223.08
May 25, 2006	74,511,098.60
June 25, 2006	71,715,538.14
July 25, 2006	68,659,705.18
August 25, 2006	65,434,328.62
September 25, 2006	62,058,415.39
October 25, 2006	58,739,796.52
November 25, 2006	56,685,408.22
December 25, 2006	54,680,066.96
January 25, 2007	52,722,878.27
February 25, 2007	50,812,963.00
March 25, 2007	48,949,456.94
April 25, 2007	47,131,510.68
May 25, 2007	45,358,289.25
June 25, 2007	43,628,972.00
July 25, 2007	41,942,752.28
August 25, 2007	40,298,837.22
September 25, 2007	38,696,447.55
October 25, 2007	37,134,817.25
November 25, 2007	35,613,193.50
December 25, 2007	34,130,836.32
January 25, 2008	32,687,018.41
February 25, 2008	31,281,024.94
March 25, 2008	29,912,153.34
April 25, 2008	28,579,713.07
May 25, 2008	27,283,025.46
June 25, 2008	26,021,423.48
July 25, 2008	24,794,251.55
August 25, 2008	23,600,865.36
September 25, 2008	22,440,631.68
October 25, 2008	21,312,928.14
November 25, 2008	20,217,143.14
December 25, 2008	19,152,675.53
January 25, 2009	18,118,934.56
February 25, 2009	17,115,339.66
March 25, 2009	16,141,320.25
April 25, 2009	15,196,315.60
May 25, 2009	14,279,774.62
June 25, 2009	13,391,155.80
July 25, 2009	12,529,926.94
August 25, 2009	11,695,565.02
September 25, 2009	10,887,556.10
October 25, 2009	10,105,395.12
November 25, 2009	9,348,585.76
December 25, 2009	8,616,640.28
January 25, 2010	7,909,079.41
February 25, 2010	7,225,432.18
March 25, 2010	6,565,235.80
April 25, 2010	5,928,035.49
May 25, 2010	5,313,384.39
June 25, 2010	4,720,843.38
July 25, 2010	4,149,981.01
August 25, 2010	3,600,373.30
September 25, 2010	3,071,603.67
October 25, 2010	2,563,262.78
November 25, 2010	2,074,948.44
December 25, 2010	1,719,657.25
January 25, 2011	1,382,742.93
February 25, 2011	1,063,828.11
March 25, 2011	762,542.05
April 25, 2011	478,520.53
May 25, 2011	211,405.77